Contract liabilities and deferred income	12 Months Ended
Dec. 31, 2018
Contract liabilities and deferred income [Abstract]
Contract liabilities and deferred income
12.	Contract liabilities and deferred income

(In thousands)	December 31, 2017	December 31, 2018
Contract liabilities (a)
Membership subscription revenues	26,303	27,517
Online game revenues	174	—
Others	384	1,810
Other deferred income
Government grants	3,811	2,316
Reimbursement from the depository (b)	616	502
Total	31,288	32,145
Less: non-current portion (c)	(3,242)	(1,850)
Contract liabilities and deferred income, current portion	28,046	30,295

(a)
Contract liabilities related to unsatisfied performance obligations at the end of the year. Due to the generally short-term duration of the contracts, the majority of the performance obligations are satisfied in the following period. The amount of revenue recognized that was included in contract liabilities balance at the beginning of the year was USD 22.1 million and USD 25.9 million, for the years ended December 31, 2017 and 2018, respectively.

(b)
In November 2018, the Company received from its depositary bank a reimbursement of USD 488,000, net of withholding tax of USD 184,000. This reimbursement was recognized as deferred income and amortized over the depositary service period of 1.5 years.

(c)
As of December 31, 2018, the non-current portion consists of membership subscription revenues of USD 517,000 (2017: USD 425,000), government grants of USD 1,333,000 (2017: USD 2,509,000), and reimbursement from the depositary of nil (2017: USD 308,000).